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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       APRIL 28, 2003
                                                 ------------------------------


                               THE TIMKEN COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
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                 (State or Other Jurisdiction of Incorporation)


       1-1169                                           34-0577130
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(Commission File Number)                   (I.R.S. Employer Identification No.)



                1835 DUEBER AVENUE, S.W., CANTON, OHIO 44706-2798
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               (Address of Principal Executive Offices) (Zip Code)


                                 (330) 438-3000
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

              99.1  Press Release dated April 28, 2003


ITEM 9.     REGULATION FD DISCLOSURE

         The information contained in this Current Report, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         The Timken Company issued a press release on April 28, 2003, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference. This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements under the Securities Act of 1933.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                THE TIMKEN COMPANY


                                By:   /s/ William R. Burkhart
                                     -----------------------------------------
                                     William R. Burkhart
                                     Senior Vice President and General Counsel

Date: April 28, 2003


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                                  EXHIBIT INDEX

          Exhibit Number    Description of Documents
          --------------    ------------------------
             99.1           Press Release dated April 28, 2003